Exhibit 10.2

Execution Version

AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

September 30, 2019

Reference is hereby made to that certain Registration Rights Agreement, dated as of July 10, 2019 (the “Registration Rights Agreement”), by and among Franchise Group, Inc. (f/k/a Liberty Tax, Inc.), a Delaware corporation (the “Company”), and the parties listed on Schedule 1 thereto (the “Investors”).

WHEREAS, the Company and the Vintage Group Members desire to amend the Registration Rights Agreement pursuant to this Amendment No. 1 (this “Amendment”) in accordance with Section 3.12 thereof; and

WHEREAS, capitalized terms used herein but not defined shall have the meaning set forth in the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Amendment.

(a)                The definition of “Company” in the preamble to the Registration Rights Agreement is hereby amended and restated in its entirety to refer to Franchise Group, Inc. (f/k/a Liberty Tax, Inc.).

(b)                The definition of “Certificate of Designation” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Certificate of Designation” means that certain Certificate of Designation providing for the designations, powers, preferences, rights, qualifications, limitations and restrictions of the Voting Non-Economic Preferred Stock, which Certificate of Designation was approved by the Board of Directors and the special committee of independent directors of the Board of Directors and filed by the Company with the Secretary of State of the State of Delaware on or prior to the date hereof pursuant to the Business Combination Agreement, as such Certificate of Designation may be amended, restated or otherwise modified from time to time, together with any Certificate of Increase adopted or approved in respect of such Certificate of Designation.

(c)             The definition of “Former Buddy’s Members” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Former Buddy’s Members” means the former members of Buddy’s as of immediately prior to the consummation of the Merger. A list of the Former Buddy’s Members is set forth on Schedule 1(B).

(d)             The definition of “Registrable Shares” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Registrable Shares” means, at any time, (i) the shares of Common Stock that were purchased by Tributum, L.P., pursuant to the Vintage Subscription Agreements and that are beneficially owned by Tributum, L.P. (or another Vintage Group Member as a result of a Transfer of such shares by Tributum, L.P., to such other Vintage Group Member), (ii) the shares of Common Stock that are purchased by any Vintage Group Member pursuant to any subscription agreement, equity commitment or similar agreement between such Vintage Group Member and the Company, (iii) the shares of Common Stock issued or issuable by the Company upon a redemption of New Holdco Units and shares of Voting Non-Economic Preferred Stock by New Holdco and the Company, respectively, pursuant to the A&R New Holdco LLC Agreement and the Certificate of Designation, (iv) any shares of Common Stock that were purchased by the Investors with the proceeds from the Debt Financing or any amounts distributed thereto by New Holdco in connection with the tender offer contemplated by the Business Combination Agreement and (v) any shares of capital stock or other equity securities issued in exchange for or in substitution of a dividend or distribution on any shares of Common Stock referred to in the immediately preceding clauses (i), (ii), (iii) and (iv), but excluding any such shares of Common Stock (including shares of Common Stock issuable upon a redemption of New Holdco Units and shares of Voting Non-Economic Preferred Stock)  that have, after the date hereof, been Transferred pursuant to (a) a registration statement or valid registration exemption under, and in compliance with the requirements of, the Securities Act such that such shares are freely tradeable or (b) Rule 144 under, and in compliance with the requirements of, the Securities Act.

(e)             A new Section 3.13 is hereby added to the Registration Rights Agreement as follows:

3.13       Third Party Beneficiaries. Each Vintage Group Member that is not an Investor is an express third party beneficiary of this Agreement (including with respect to all rights of the Vintage Group Members under this Agreement).

(f)              Schedule 1(A) and Schedule 1(B) of the Registration Rights Agreement are hereby amended and restated in their entirety as follows:

A. Vintage Group

Name and Address	Shares of Common Stock
Tributum, L.P. c/o Vintage Capital Management 4705 S. Apopka Vineland Road Suite 206 Orlando, FL 32819 Attention: Brian R. Kahn Email: bkahn@vintcap.com	2,083,333.33

Vintage Tributum, L.P. c/o Vintage Capital Management 4705 S. Apopka Vineland Road Suite 206 Orlando, FL 32819 Attention: Brian R. Kahn Email: bkahn@vintcap.com	2,075,151.00

B. Former Buddy’s Members

Name and Address	New Holdco Units	Shares of Voting Non-Economic Preferred Stock	Shares of Common Stock into which New Holdco Units and Shares of Voting Non-Economic Preferred Stock are Convertible
Brian DeGustino Revocable Trust c/o Brian DeGustino 32 Wedgewood Drive Hawthorn Woods, IL 60047 Email: degustinnob@gmail.com	792,529.62	158,505.92	792,529.62
Amy DeGustino Irrevocable Trust c/o Brian DeGustino 32 Wedgewood Drive Hawthorn Woods, IL 60047 Email: degustinnob@gmail.com	336,798.69	67,359.74	336,798.69
Samjor Family LP c/o Brian Kahn 9935 Lake Louise Drive Windermere, FL 34786 Email: bkahn@vintcap.com	3,937,726.03	787,545.21	3,937,726.03
Vintage RTO, L.P. c/o Vintage Capital Management 4705 S. Apopka Vineland Road Suite 206 Orlando, FL 32819 Attention: Brian R. Kahn Email: bkahn@vintcap.com	2,233,218.53	446,643.71	2,233,218.53
Martin Meyer and Fengfeng Ren 1801 N. Mohawk St. #B Chicago, IL 60614 Email: martinmey@yahoo.com fengfengrn@gmail.com	336,798.69	67,359.74	336,798.69
David O’Neil 350 N. Orleans St., Suite 2N Chicago, IL 60654-1600	898,130.31	179,626.06	898,130.31
Jeffrey D. Miller 240 Maplewood Rd. Riverside, IL 60546 Email: jdmiller10@protonmail.com	898,130.31	179,626.06	898,130.31

2.                  Miscellaneous; No Other Waivers or Amendments. As amended by this Amendment, the provisions of Article I (Definitions) and Sections 3.1 (Notices), 3.2 (Waiver), 3.3 (Counterparts), 3.4 (Applicable Law), 3.5 (Waiver of Jury Trial), 3.6 (Severability), 3.8 (Delivery by Electronic Transmission), 3.11 (Descriptive Headings; Interpretation) and 3.12 (Amendments) of the Registration Rights Agreement shall apply to this Amendment mutatis mutandis. Except as specifically amended hereby, the Registration Rights Agreement shall continue in full force and effect as written. References to the Registration Rights Agreement in other documents and agreements (including, for the avoidance of doubt, the Registration Rights Agreement) will be deemed to be references to the Registration Rights Agreement, as amended by this Amendment, regardless of whether such documents and agreements refer to any amendments to the Registration Rights Agreement.

3.      Entire Agreement. This Amendment, together with the Registration Rights Agreement and all other documents and agreements referenced herein or therein, represents the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto or thereto, or between any of them, with respect to the subject matter hereof and thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, all as of the date first above written.

FRANCHISE GROUP, INC.

By: /s/ Michael S. Piper_________________________

Name: Michael S. Piper

Title: Chief Financial Officer

VINTAGE GROUP:

TRIBUTUM, L.P.

By: /s/ Brian Kahn_________________________

Name: Brian Kahn

Title: Authorized Signatory

SAMJOR FAMILY LP

By: /s/ Brian Kahn_________________________

Name: Brian Kahn

Title: Authorized Signatory

VINTAGE RTO, L.P.

By: /s/ Brian Kahn_________________________

Name: Brian Kahn

Title: Authorized Signatory

[Signature page to Amendment No. 1 to Registration Rights Agreement]

VINTAGE CAPITAL MANAGEMENT, LLC

By: /s/ Brian Kahn_________________________

Name: Brian Kahn

Title: Authorized Signatory

VINTAGE TRIBUTUM, LP

By: /s/ Brian Kahn_________________________

Name: Brian Kahn

Title: Authorized Signatory

[Signature page to Amendment No. 1 to Registration Rights Agreement]